NUMBER                                                     SHARES

______C

                       CHARDAN CHINA ACQUISITION CORP. III

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                  COMMON STOCK

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS



THIS CERTIFIES THAT
                                                        CUSIP



IS THE OWNER OF



   FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.0001 EACH OF THE
                                COMMON STOCK OF

                       CHARDAN CHINA ACQUISITION CORP. III

  transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
            This certificate is not valid unless countersigned by the
                 Transfer Agent and registered by the Registrar.
                   Witness the seal of the Corporation and the
                        facsimile signatures of its duly
                              authorized officers.

  Dated:


                       Chardan China Acquisition Corp. III
                                    CORPORATE
--------------------                   SEAL                 --------------------
CHAIRMAN                               2005                 SECRETARY
                                     DELAWARE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common       UNIF GIFT MIN ACT - ______Custodian ______
TEN ENT - as tenants by the                              (Cust)          (Minor)
          entireties                                     under Uniform Gifts to
JT TEN -  as joint tenants with                          Minors Act ____________
          right of survivorship                                       (State)
          and not as tenants in
          common

     Additional Abbreviations may also be used though not in the above list.

                       CHARDAN CHINA ACQUISITION CORP. III

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

______________________________________


  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________
                                                                          shares
__________________________________________________________________________

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                       Attorney
______________________________________________________________________
to transfer the said stock on the books of the within named Corporation will full power of substitution in the premises.

Dated
     ______________________
                                NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:


___________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM,
PURSUANT TO S.E.C. RULE 17Ad-15).

The holder of this certificate shall be entitled to receive funds from the trust fund only in the event of the Company's liquidation upon failure to consummate a business combination or if the holder seeks to convert his respective shares into cash upon a business combination which he voted against and which is actually completed by the Company. In no other circumstances shall the holder have any right or interest of any kind in or to the trust fund.